Exhibit 10.4

The performance options granted to Anh Hatzopoulos (May 8, 2008) and James Devoglaer (May 11, 2008) have been amended in a manner that is substantially identical to the amendments to the performance options held by James Jerome that have been filed as Exhibits 10.1, 10.2 and 10.3 to this Quarterly Report on Form 10-Q.